                                                                   EXHIBIT 10.2

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                               TRANSFER AGREEMENT



                                      among



                        EQUICREDIT CORPORATION OF AMERICA
                       EQUICREDIT CORPORATION/ALA. & MISS.
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC



                                   Transferors



                        EQUICREDIT CORPORATION OF AMERICA



                                 Representative



                                       and



                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION



                                   Transferees



                             Dated as of ___ 1, 199_



                       EQCC HOME EQUITY LOAN TRUST 199_-_

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
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                             TABLE OF CONTENTS
                                                                                    Page
                                                                                    ----


                                 ARTICLE I

                            CERTAIN DEFINITIONS

Section 1.01  General................................................................ 1


                                ARTICLE II

                     CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01  Conveyance of Mortgage Loans........................................... 1
Section 2.02  Possession of Mortgage Files........................................... 2
Section 2.03  Books and Records...................................................... 2
Section 2.04  Delivery of Mortgage Loan Documents.................................... 2
Section 2.05  Acceptance by Transferees of the Mortgage Loans; Certain
              Substitutions; Certification by the Trustee............................ 4
Section 2.06  Acceptance by Transferees.............................................. 5
Section 2.07  The Closing............................................................ 5


                                ARTICLE III

                      REPRESENTATIONS AND WARRANTIES

Section 3.01  Representations and Warranties of the Representative and the
              Transferors............................................................ 6
Section 3.02  Representations and Warranties as to the Mortgage Loans and the
              Mortgage Pool.......................................................... 10
Section 3.03  Purchase and Substitution.............................................. 20


                                ARTICLE IV

                                CONDITIONS

Section 4.01  Conditions to Obligation of the Transferees............................ 21
Section 4.02  Conditions To Obligation of the Representative and each Transfeor...... 22


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






                                 ARTICLE V

                              THE TRANSFERORS

Section 5.01  Third Party Servicers......................................... 22
Section 5.02  Enforceability; Merger or Consolidation of the Transferors.... 23
Section 5.03  Mandatory Delivery; Grant of Security Interest................ 23


                                ARTICLE VI

                           ADDITIONAL AGREEMENTS

Section 6.01  Conflicts With Pooling and Servicing Agreement................ 23
Section 6.02  Protection of Title to Trust.................................. 24
Section 6.03  Other Liens or Interests...................................... 24
Section 6.04  Purchase Events............................................... 24
Section 6.05  Indemnification............................................... 25
Section 6.06  Trust......................................................... 25


                                ARTICLE VII

                         MISCELLANEOUS PROVISIONS

Section 7.01  Amendment....................................................  25
Section 7.02  Waivers......................................................  25
Section 7.03  Costs and Expenses...........................................  25
Section 7.04  Survival.....................................................  25
Section 7.05  Confidential Information.....................................  26
Section 7.06  Severability Clause..........................................  26
Section 7.07  Headings and Cross-References................................  26
Section 7.08  Recordation of Agreement.....................................  26
Section 7.09  Governing Law................................................  26
Section 7.10  Notices......................................................  26
Section 7.11  Counterparts.................................................  27
Section 7.12  The Certificate Insurer......................................  27

EXHIBIT A     List of Transferors
EXHIBIT B     Mortgage Loan Schedules
EXHIBIT C     Form of Transferee Receipt

                  THIS TRANSFER AGREEMENT is made as of _______ 1, 199_, by and among THE TRANSFERORS LISTED ON THE SIGNATURE PAGE HERETO (the "Transferors"), EQUICREDIT CORPORATION OF AMERICA, as representative (the "Representative") and EQCC ASSET BACKED CORPORATION ("EQBC") and EQCC RECEIVABLES CORPORATION ("EQC," and collectively with EQBC the "Transferees").

                  WHEREAS, Transferors and the Transferees wish to set forth the terms pursuant to which the Mortgage Loans are to be transferred by the Transferors to the Transferees in exchange for (i) the delivery of cash from the Transferees and (ii) the acceptance by EQC of a capital contribution from EquiCredit Corporation of America;

                  NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                               CERTAIN DEFINITIONS

                  SECTION 1.01 General.

                  Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in Article I to the Pooling and Servicing Agreement, dated as of ___________, 199_, among the Transferees, as Depositors, EquiCredit Corporation of America, as Representative and Servicer and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Transfer Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Transfer Agreement unless otherwise specified.


                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS

                  SECTION 2.01      Conveyance of Mortgage Loans.

                  (a) Immediately prior to consummation on the Closing Date of the transactions contemplated by the Pooling and Servicing Agreement, in consideration of each Transferee's delivery of the amount of cash and other consideration to or to the order of the applicable Transferor as set forth on Exhibit A hereto, each Transferor does hereby transfer, assign, set over and convey to the related Transferee without recourse, all of the right, title and interest of such Transferor in and to the Mortgage Loans set forth in the applicable Mortgage Loan Schedules attached hereto as Exhibit B-1, B-2, B-3, B-4, B-5 and B-6, together with the Mortgage Files relating thereto and all proceeds thereof (excepting the Representative's Yield and amounts received on and after the Cut-off Date in respect of interest accrued on such Mortgage Loans prior to the Cut-off Date).

                  Section 2.02      Possession of Mortgage Files.

                  (a) Upon the delivery to each Transferor of the consideration set forth in Section 2.01, the ownership of each Transferor's Mortgage Notes, related Mortgages and the contents of the related Mortgage Files are vested in the related Transferee.

                  (b) Pursuant to Section 2.04, each Transferor has delivered or caused to be delivered each Transferees' Mortgage File with respect to its Mortgage Loans to the related Transferee.

                  Section 2.03      Books and Records.

                  The transfer of each Mortgage Loan to a Transferee shall be reflected on the Transferors' balance sheets and other financial statements as a sale of assets by the Representative and each Transferor. The Transferors shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by a Transferee.

                  Section 2.04      Delivery of Mortgage Loan Documents.

                  Each Transferor has delivered or caused to be delivered to the related Transferee or its designee in accordance with the instructions of such Transferee, each of the documents referred to in Section 2.04 of the Pooling and Servicing Agreement, as follows:

                  (a) (i)(A) The original Mortgage Note, with any intervening endorsements, endorsed "Pay to the order of U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement dated as of _______, 199_ without recourse" and signed, by facsimile or manual signature, in the name of the applicable Transferor that transferred such Mortgage Loan to the applicable Transferee pursuant to this Agreement by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator of such Mortgage Note to the related Transferor, if the applicable Transferor was not the originator or (B) if such Mortgage Note is a Destroyed Mortgage Note, an original Destroyed Mortgage Note Affidavit together with a copy of such Mortgage Note attached hereto, and (ii) with respect to manufactured housing units, the certificate of title, if any;

                  (b) Either: (i) the original Mortgage, with evidence of recording thereon (and, in the case of an Mortgage Loan secured by a Mortgaged Property held in an Illinois Land Trust, signed by the trustee of such Illinois Land Trust), (ii) a copy of the Mortgage certified as a true copy (A) by a Responsible Officer of the applicable Transferor that transferred such Mortgage Loan to the applicable Transferee pursuant to this Agreement (provided, however, that such Responsible Officer may complet one or more blanket certificates attaching copies of one or more Mortgages relating thereto) or (B) by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorde Mortgage has been lost or not yet returned;

                  (c) The original Assignment of Mortgage in recordable form from the applicable Transferor that transferred such Mortgage Loan to the applicable Transferee pursuant to this Agreement in blank or to the order of the applicable Transferee or its designee;

                  (d) Except with respect to any Mortgage Loan secured by a second priority lien and having a Principal Balance not in excess of $_______, the original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or original documents of assurance of title;

                  (e) All intervening assignments, if any, showing a complete chain of assignment from the originator thereof to the applicable Transferor, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the applicable Transferor as a true copy of the original of such intervening assignments;

                  (f) A copy of all assumption and modification agreements, if any, certified as a true copy by a Responsible Officer of the applicable Transferor;

                  (g) If the Mortgaged Property is held in an Illinois Land Trust, the original Assignment of Beneficial Interest, or, if the trustee of such Illinois Land Trust retains such original Assignment of Beneficial Interest, a certified true copy of such Assignment of Beneficial Interest so certified by such trustee;

                  (h) If the Mortgaged Property is held in an Illinois Land Trust, an original Reassignment of Assignment of Beneficial Interest from the applicable Transferor in blank or to the order of the Transferee or its designee;

                  (i) If the Mortgaged Property is held in an Illinois Land Trust, originals of all intervening Reassignments of Assignment of Beneficial Interest, showing a complete chain of assignment from the beneficiaries of such Illinois Land Trust to the applicable Transferor of all of such beneficiaries' right, title, and interest in, to, and under the trust agreement with respect to such Illinois Land Trust; and

                  (j) If the Mortgaged Property is held in an Illinois Land Trust, (A) a certified copy of the instrument creating the Illinois Land Trust,
(B) a copy of the UCC-1 Financing Statement evidencing the assignment of the Mortgagor's beneficial interest in the Illinois Land Trust, with evidence of filing thereon, and (C) the original personal guaranty of the Mortgage Note, executed by each beneficiary of the Illinois Land Trust.

                  The applicable Transferor shall use its reasonable efforts to promptly deliver or cause to be delivered to the Transferees: (a) the original recorded Mortgage in those instances where a copy thereof certified by such Transferor was delivered to the related Transferee; (b) any intervening assignments of Mortgage evidencing a complete chain of assignment from the originator of such Mortgage to the related Transferor in those instances where copies of such assignments certified by such Transferor were delivered to the Transferee; and (c) the title insurance policy or assurance of title required in
Section 2.04 above. The applicable Transferor shall, within five (5) Business Days after the receipt thereof, and in any event, within twelve months after the Closing Date, deliver or cause to be delivered to the Transferees each document described in any of the preceding clauses (a), (b) and (c); provided, however, that if a document described in the preceding clause (a) or clause (b) has no been returned from the appropriate public recording office, the applicable Transferor shall deliver a certified copy of the Mortgage and a receipted copy of the assignment from the appropriate recording office prior to the expiration of such twelve-month period. Notwithstanding anything to the contrary contained in this Section 2.04, the applicable Transferor shall be deemed to have satisfied its obligations to deliver a Mortgage or assignment of Mortgage upon delivery to the related Transferee of a copy of such Mortgage or Assignment of Mortgage, as applicable, certified by the public recording office to be a true copy of the recorded original thereof. From time to time the applicable Transferor may forward or cause to be forwarded to the applicable Transferee additional original documents evidencing an assumption or modification of an Mortgage Loan. All Mortgage Loan documents held by a Transferee as to each Mortgage Loan are referred to herein as the "Transferees' Mortgage File."

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Transferors.

                  Section 2.05 Acceptance by Transferees of the Mortgage Loans; Certain Substitutions; Certification by the Trustee.

                  (a) Each Transferee agrees to execute and deliver on the Closing Date an acknowledgment of receipt of, for each Mortgage Loan, the items listed in Section 2.04 (a), (b), (c), (g) and (h) above, in the form attached as Exhibit C hereto, and declare that they will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee will, for the benefit of the Transferees and the Certificate Insurer, review (or cause to be reviewed) each of the documents set forth in Section 2.04 within 45 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the delivery thereof) and to deliver a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession (other than those described in Section 2.04(a)(ii) and 2.04(f)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor) and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Mortgage File. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, pursuant to the Pooling and Servicing Agreement, the Trustee shall deliver (or cause to be delivered) a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-2 evidencing the completeness of the Mortgage Files.

                  (b) If the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or substantively to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee is required by the Pooling and Servicing Agreement to promptly give notice of the same In performing any such review, the Trustee may conclusively rely on the applicable Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 (other than those described in Section 2.04(f)) have been executed and received and relate to the Mortgage Files identified in the Mortgage Loan Schedule. The applicable Transferor agrees to use its reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which the Representative is so notified by the Trustee or the Certificate Insurer. If, however, within 60 days after notice to it respecting such defect, the applicable Transferor has not caused to be remedied the defect and the defect materially and adversely affects the interest of the related Transferee in the Mortgage Loan, upon demand therefor by the Servicer, the Transferor will on the Payment Date immediately succeeding the end of such 60 day period (i) substitute, in lieu of such Mortgage Loan, a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee i the Representative is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (after deducting therefrom any amounts received in respect of such purchased Mortgage Loan or Loans).

                  (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase described above and receipt of the Mortgage File relating to the purchase price for such Deleted Mortgage Loan or the Qualified Substitute Mortgage Loan and any Substitution Adjustment, the Trustee is required to release to the Representative or to the applicable Transferor the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Mortgage Loan to the Representative or to the applicable Transferor.

                  Section 2.06      Acceptance by Transferees.

                  Each Transferee acknowledges the assignment to it of the Mortgage Loans being transferred hereby by the related Transferors and the delivery of the Mortgage Files to it or upon its order and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Representative on behalf of the related Transferors, in exchange for such Mortgage Loans and the related Mortgage Files, cash and other consideration as set forth in Section 2.01.

                  Section 2.07      The Closing.

                  The conveyance of the Mortgage Loans shall take place at the offices of [Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038], on the

Closing Date, immediately prior to the closing of the transactions contemplated by the Pooling and Servicing Agreement, the Underwriting Agreement and the other Basic Documents.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 Representations and Warranties of the Representative and the Transferors.

                  (1) The Representative hereby represents and warrants to the Transferees as of the Closing Date:

                  (a) The Representative is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Representative and perform its obligations as Representative hereunder; the Representative has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Representative and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of the Representative; and all requisite action has been taken by the Representative to make this Agreement valid, binding and enforceable upon the Representative in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Representative makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by such Representative of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Representative and the performance by the Representative of its obligations as a Representative under this Agreement and such of the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of the Representative or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Representative or its property is subject, or result in the violatio of any law, rule, regulation, order, judgment or decree to which the Representative or its property is subject;

                  (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Representative and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by the Pooling and Servicing Agreement or by any Basic Document contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Representative, threatened against the Representative which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Representative or in any material impairment of the right or ability of the Representative to carry on its business substantially as now conducted, or in any material liability on the part of the Representative or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Representative contemplated herein, or which would be likely to impair materially the ability of the Representative to perform under the terms of this Agreement;

                  (f) The Representative is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Representative or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (g) Upon the receipt of each Mortgage File by the Transferees under this Agreement, the Transferees will have good and indefeasible title to each Mortgage Loan (other than the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off
Date) and such other items transferred hereunder, free and clear of any Lien (other than Liens which will be simultaneously released);

                  (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) The origination and collection practices used by the Representative with respect to each Mortgage Note and Mortgage (other than each Mortgage Note and Mortgage related to an Acquired Mortgage Loan) have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business; and, to the best knowledge of the Representative, the origination and collection practices used by the originator with respect to each Mortgage Note and Mortgage related to an Acquired Mortgage Loan have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business;

                  (j) The Representative did not transfer and will not transfer any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

                  (k) The Representative is solvent and will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Transferees or the sale of the Certificates; and

                  (l) The Representative is an approved seller/servicer of first and second mortgage loans for FNMA and FHLMC in good standing,

                  (2) Each Transferor hereby represents and warrants to the Transferees as of the Closing Date:

                  (a) Such Transferor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Transferor and perform its obligations as a Transferor hereunder; such Transferor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Transferor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of such Transferor; and all requisite action has been taken by such Transferor to make this Agreement valid, binding and enforceable upon such Transferor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Transferor makes no such representation or warranty), that are necessary in connection with the execution and delivery by such Transferor of the Basic Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of such Transferor and the performance by such Transferor of its obligations as a Transferor under this Agreement and such of the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of such Transferor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Transferor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Transferor or its property is subject;

                  (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Representative or such Transferor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by the Pooling and Servicing Agreement or by any Basic Document, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of such Transferor's knowledge, threatened against such Transferor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Transferor or in any material impairment of the right or ability of such Transferor to carry on its business substantially as now conducted, or in any material liability on the part of such Transferor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Transferor contemplated herein, or which would be likely to impair materially the ability of the Transferor to perform under the terms of this Agreement;

                  (f) Such Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Transferor its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Mortgage File by the Transferees under this Agreement, the Transferees will have good and indefeasible title to each Mortgage Loan (other than the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off
Date) and such other assets transferred hereunder free and clear of any Lien (other than Liens which will be simultaneously released);

                  (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) Such Transferor did not transfer any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its respective creditors;

                  (j) Such Transferor is solvent and such Transferor will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Transferees; and

                  (k) The origination and collection practices used by such Transferor with respect to each Mortgage Note and Mortgage (other than each Mortgage Note and Mortgage related to an Acquired Mortgage Loan) have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business; and, to the best knowledge of such Transferor, the origination and collection practices used by the originator with respect to each Mortgage Note and Mortgage related to an Acquired Mortgage Loan have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business.

                  Section 3.02 Representations and Warranties as to the Mortgage Loans and the Mortgage Pool.

                  The Transferors hereby represent and warrant to the Transferees, jointly and severally, with respect to each Mortgage Loan, as of the Closing Date:

                  (a) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Transferees on the Closing Date or as otherwise provided in Section 2.04;

                  (c) (i) Each Mortgage Loan is principally secured by Mortgaged Property. Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of such Transferor's knowledge, does not include (A) cooperatives, (B) mobile homes other than permanently affixed mobile homes which constitute real property under state law, or (C) except for not more than approximately ____% of the Mortgage Loans in the Fixed Rate Group, manufactured housing units, as defined i the FNMA Selling Guide, which constitute other than real property under state law; and

                   (ii) With respect to each Mortgage Loan involving property improved by a manufactured or mobile home, the Originator has taken all action necessary to create a valid and perfected first or second priority (as reflected in the Mortgage Loan Schedule) lien and security interest in such manufactured or mobile home and the related Mortgaged Property, including, without limitation, the filing of UCC financing statements or notations on certificates of title if necessary, under applicable state law;

                  (d) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

                  (e) The Mortgage Note related to each Mortgage Loan in the Fixed Rate Group bears a fixed Mortgage Interest Rate; the Mortgage Note related to each Mortgage Loan in the Adjustable Rate Group bears a Mortgage Interest Rate that adjusts semi-annually, based on the London interbank offered rate for six-month United States dollar deposits;

                  (f) Mortgage Loans constituting approximately _____% of the Mortgage Loans in the Fixed Rate Group, and approximately ______% of the Mortgage Loans in the Adjustable Rate Group, are balloon loans which will provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. Approximately______%, ______%, ______% and ______% % of the Mortgage Loans in the Fixed Rate Group (and approximately ______%, ______% and ______% of the Mortgage Loans in the Adjustable Rate Group) are balloon loans based on a 30-year amortization schedule (except for approximately ______% of the Mortgage Loans in the Fixed Rate Group) and a single payment of the remaining loan balance __, __, __ and __ years (or __, __ and __ years, with respect to the Mortgage Loans in the Adjustable Rate Group) after origination, respectively. All of such balloon loans provide for Monthly Payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than __ months following origination and no later than ___ months following origination. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

                  (g) Each Mortgage is a valid and subsisting first or second lien on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property, and each Mortgage relating to a Mortgage Loan in the Adjustable Rate Group is a valid and subsisting First Lien on the Mortgaged Property, and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.04(d), with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. If the Mortgaged Property is held in an Illinois Land Trust (a "Land Trust Mortgage"),
(i) a natural person is the beneficiary of such Illinois Land Trust, and either is a party to the Mortgage Note or is a guarantor thereof, in either case, in an individual capacity, and not in the capacity of trustee or otherwise, and, if a party to the Mortgage Note, is jointly and severally liable under the Mortgage Note; (ii) the Mortgagor is the trustee of such Illinois Land Trust, is a party to the Mortgage Note and is the mortgagor under the Mortgage in its capacity as such trustee and not otherwise; (iii) a land trust trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (iv) all fees and expenses of the land trust trustee which have previously become due or owing have been paid and no such fees or expenses are or will become payable by the Certificateholders or the Trust Fund; (v) the beneficiary is solely obligated to pay any fees and expenses of the land trust trustee and the priority of the lien of the Land Trust Mortgage is not and will not be subject or subordinate to any amounts owing to the land trust trustee; (vi) the Mortgaged Property (only if indicated to be owner occupied on the Mortgage Loan Schedule) is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property;
(vii) the beneficiary is obligated to make payments unde the related Mortgage Note and (subject to applicable law) will have personal liability for deficiency judgments; (viii) the Land Trust Mortgages and assignments of beneficial interest relating to land trusts in the Mortgage Pool were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee or beneficiary and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement; (ix) a UCC financing statement has been filed, continued, and will be continued, without intervening liens, as the first lien upon the beneficial interest in the Land Trust Mortgage; (x) each assignment of beneficial interest with respect to Land Trust Mortgages in the Mortgage Pool was at the time of respective assignment the only assignment of such beneficial interest in the land trust, such assignment was accepted by the respective land trust trustee, to the best of the Transferors' knowledge, subsequent assignments of the beneficial interest in whole or in part have not been made, and such subsequent assignments of the beneficial interest or any part thereof are not permitted pursuant to a written agreement between the respective beneficiary and the Mortgagee, until the expiration of the Mortgage Note in each respective land trust; (xi) the Land Trust Mortgages are the first or second liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any par thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the related Transferor; and the beneficiary or land trust trustee is forbidden, pursuant to a written agreement between the beneficiary or the land trust trustee (as applicable) and the Mortgagee, from using the land trust property or beneficial interest, or any part of either, as security for any other debt of the same priority as or senior to such Land Trust Mortgage until the expiration date of its respective Mortgage Note; and (xii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, approximately ______% of the Mortgage Loans in the Fixed Rate Group and approximately ______% of the Mortgage Loans in the Adjustable Rate Group were related to Land Trust Mortgages.

                  (h) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the applicable Transferor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Transferor subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the applicable Transferee will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan (other than the Representative's Yield and amounts received on or after the Cut-off Date in respect of interest accrued prior to the Cut-off Date) subject to no liens, charges, mortgages, encumbrances or rights of others;

                  (i) Approximately ______% of the Mortgage Loans in the Fixed Rate Group and approximately ______% of the Mortgage Loans in the Adjustable Rate Group (excluding Bankruptcy Loans) are 30 or more days contractually delinquent; none of the Mortgage Loans in the Mortgage Pool are 60 to 89 days contractually delinquent or more than 89 days contractually delinquent; and none of the Mortgage Loans in the Mortgage Pool (excluding Bankruptcy Loans) have been 30 or more days contractually delinquent more than once in the 12 months preceding the Cut-off Date. For purposes of this representation and warranty "30 or more days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the next succeeding Due Date or following Due Dates and "60 to 89 days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the second Due Date following the Due Date on which such Monthly Payment was due. Approximately ______% of the Mortgage Loans in the Fixed Rate Group, and approximately ______% of the Mortgage Loans in the Adjustable Rate Group, are Bankruptcy Loans. None of the Mortgage Loans in the Fixed Rate Group and none of the Mortgage Loans in the Adjustable Rate Group are Bankruptcy Loans which are 30 or more days contractually delinquent. Except for the Mortgage Loans listed on Exhibit G to the Pooling and Servicing Agreement, to the best of such Transferor's knowledge, none of the Mortgage Loans is subject to a Plan. Exhibit S to the Pooling and Servicing Agreement accurately sets forth the number of days that each Mortgage Loan listed therein was contractually delinquent as of the Cut-off Date;

                  (j) To the best of such Transferor's knowledge, (i) there is no delinquent tax or assessment lien on any Mortgaged Property and (ii) each Mortgaged Property is free of material damage and is in average repair;

                  (k) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (l) To the best of such Transferor's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(n) below;

                  (m) Each Mortgage Loan, at the time it was made, complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

                  (n) With respect to each Mortgage Loan, other than any Mortgage Loan secured by a second priority lien and having a Principal Balance not in excess of $__________ or listed in Exhibit W to the Pooling and Servicing Agreement, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form customary and acceptable in a particular jurisdiction, by a title insurance company acceptable to FNMA and FHLMC and authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(g) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect or, with respect to the Mortgaged Properties located in jurisdictions in which it is customary and acceptable to obtain an assurance of title in lieu of a title insurance policy, such assurance of title has been obtained;

                  (o) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08 of the Pooling and Servicing Agreement;

                  (p) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08 of the Pooling and Servicing Agreement, if and to the extent required by Section 5.07 or 5.08 of the Pooling and Servicing Agreement;

                  (q) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had ful legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                  (r) The applicable Transferor has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Transferees in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Transferees;

                  (s) No more than approximately ______% of the Mortgage Loans in the Fixed Rate Group, and no more than approximately ______% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single five-digit zip code area within the State of California. No more than approximately ______% % of the Mortgage Loans in the Fixed Rate Group, and no more than approximately ______% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single five-digit zip code area outside the State of California;

                  (t) At least approximately ______% of the Mortgage Loans in the Fixed Rate Group, and ______% of the Mortgage Loans in the Adjustable Rate Group, are secured by Owner Occupied Mortgaged Property;

                  (u) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Transferees and which has been or will be delivered to the Transferees. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferors (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (v) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (w) To the best of such Transferor's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest With respect to Mortgaged Properties that are the subject of a ground lease, to the best of the such Transferor's knowledge, all lease rents, other payments or assessments that have become due have been paid and the Mortgagor is not in material default under any other provisions of the lease and the lease is valid, in good standing and in full force and effect;

                  (x) To the best of the such Transferor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (y) To the best of such Transferor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (z) To the best of such Transferor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of such Transferor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (bb) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (cc) No Mortgage Loan was originated under a buydown plan;

                  (dd) There is no obligation on the part of the applicable Transferor or any other party to make payments in addition to those made by the Mortgagor;

                  (ee) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Transferees to the trustee under such deed of trust, except in connection with a trustee's sale after default by the Mortgagor. If the Mortgaged Property is held in an Illinois Land Trust, the trustee thereof is duly qualified under applicable law to serve as such, and has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Transferees to such trustee;

                  (ff) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  (gg) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted not more frequently than once every six months;

                  (hh) With respect to each Mortgage Loan secured by a second priority lien, either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

                  (ii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment; and with respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such First Lien;

                  (jj) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (kk) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

                  (ll) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule (or single method of determining the Mortgage Interest Rate if such Mortgage Loan is in the Adjustable Rate Group). The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage

Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (mm) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (nn) Except for bankruptcy-related defaults under the Bankruptcy Loans, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Transferor has waived any default, breach, violation or event of acceleration;

                  (oo) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (pp) All amounts received by the Transferors on and after the Cut-off Date with respect to the Mortgage Loans that are required to be paid to the Transferees have been transferred to the Transferees;

                  (qq) All of the Mortgage Loans were originated and underwritten by, or purchased and re-underwritten by, a wholly-owned subsidiary of the Representative;

                  (rr) As of the Cut-off Date, each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Prospectus, including all statistical data provided therein in tabular format or otherwise;

                  (ss) The Mortgage Loans were not selected by the Representative or the Transferors for transfer to the Transferees on any basis intended to adversely affect the Transferees;

                  (tt) A full interior inspection appraisal was performed in connection with each Mortgaged Property;

                  (uu) The Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not less than ______% per annum, and the Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not more than ______% per annum; none of the Mortgage Loans in the Adjustable Rate Group have current Mortgage Interest Rates less than______%;

                  (vv) The gross margin for each Mortgage Loan in the Adjustable Rate Group is not less than ______% per annum and not more than ______% per annum. All of Mortgage Loans in the Adjustable Rate Group have periodic adjustment caps of ______%.

                  (ww) Each hazard insurance policy required to be maintained under Section 5.07 of the Pooling and Servicing Agreement with respect to such Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

                  (xx) If the Mortgaged Property consists of a leasehold estate, the Mortgage covers property improvements and the Mortgagor's leasehold interest in the land upon which such improvements are situated; at origination of the Mortgage Loan the term of the leasehold estate was scheduled to last for at least ten years beyond the maturity date of the Mortgage or provided for perpetual renewal covenants; the leasehold estate is assignable by the Mortgagee; and the lease is valid and in full force and effect;

                  (yy) To the best of such Transferor's knowledge, no Mortgaged Property was, at origination, located within a 1 mile radius of any site with material environmental or hazardous waste risks;

                  (zz) With respect to each Bankruptcy Loan, (a) except for the Bankruptcy Loans specified in Exhibit G to the Pooling and Servicing Agreement, as of the Cut-off Date, the Mortgagor is not contractually delinquent more than 30 days with respect to any payment due under the related Plan, (b) the Current CLTV is less than or equal 85%, and (c) either (i) if the Current CLTV is between 60% and 85%, as of the Cut-off Date, the Mortgagor has made at least six consecutive payments under the related Plan or (ii) if the Current CLTV is less than 60%, as of the Cut-off Date, the Mortgagor has made at least three consecutive payments under the related Plan;


                  (aaa) With respect to Mortgage Loans which were originated in the State of Alabama (each, an "Alabama Loan"), (i) each such Alabama Loan was
(A) originated and underwritten by EQCC/Ala. & Miss., or (B) purchased and re-underwritten by EQCC/Ala. & Miss. from another lender (each originating entity, an "Alabama Originator"), (ii) with respect each such Alabama Loan secured by second mortgages, (A) the total "prepaid finance charge" (as defined in Regulation Z promulgated under the Federal Truth-in-Lending Act) paid by the related Mortgagor to the related Alabama Originator plus (B) any yield spread premium ("rate participation") paid by the Alabama Originator did not exceed ______% of the original Principal Balance of such Alabama Loan, (iii) the original Principal Balance of such Alabama Loan exceeded $_________, (iv) the aggregate of all points and broker's fees did not exceed ______% of the original principal balance of the Mortgage Loan, (v) no "referral fee" (as defined in Regulation X promulgated under the Real Estate Settlement Procedures Act) was paid to any third party by the related Alabama Originator with respect to such Alabama Loan, (vi) such Alabama Loan and the manner in which it was originated fully complied with Alabama law, and (vii) such Alabama Loan was not originated in such a manner, and neither the related Mortgage Note nor Mortgage contain any provisions, that would cause such Alabama Loan to be deemed unconscionable under Alabama law. The aggregate of all such Alabama Mortgage Loans does not exceed approximately ______% of the Mortgage Loans in the Fixed Rate Group. None of the Mortgage Loans in the Adjustable Rate Group are Alabama Mortgage Loans;

                  (bbb) Except as specified in Exhibit Y to the Pooling and Servicing Agreement, none of the Mortgage Loans in the Fixed Rate Group and none of the Mortgage Loans in the

Adjustable Rate Group were originated in connection with the sale of properties acquired by the Originators through foreclosure;

                  (ccc) With respect to each Mortgage Loan in the Adjustable Rate Group, the CLTV does not exceed______%, and with respect to each Mortgage Loan in the Fixed Rate Group, the CLTV does not exceed______%;

                  (ddd) Except for the Mortgage Loans listed on Exhibit
T to the Pooling and Servicing Agreement, as of the Cut-off Date no Mortgage Loan is subject to The Home Ownership and Equity Protection Act of 1994; all notices required to be delivered to the related Mortgagor pursuant to the Home Ownership and Equity Protection Act of 1994 have been delivered with respect to each Mortgage Loan listed on Exhibit T to the Pooling and Servicing Agreement and all other requirements of that Act have been complied with for each such Mortgage Loan;

                  (eee) Each Mortgage Loan in the Adjustable Rate Group was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

                  (fff) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Transferors represent and warrant that each Mortgage Loan is directly secured by a Mortgage on residential real property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect such residential real property and such interest in residential real property was the sole security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the lien of the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations
Section 1.1001 - 3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the "Testing Date" shall be the date upon which the latest such "significant modification" occurred; and

                  (ggg) The Depositors have no reason to believe that any Mortgage Loan as of the Cut-off Date that is 30 or more days contractually delinquent will not be brought current or will become deliquent again after it is brought current.

                  Section 3.03      Purchase and Substitution.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Mortgage Loans to the Transferees. Upon discovery by the Trustee, the Representative, any Transferee, the Servicer, any Subservicer, the Certificate Insurer or the Custodian of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Transferees, or which materially an adversely affects the interests of the Transferees in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Representative's or the Transferors' best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Representative shall
(a) promptly cure, or cause the applicable Transferor to cure, such breach in all material respects, or (b) purchase, or cause the applicable Transferor to purchase, such Mortgage Loan by remitting to the Servicer for deposit in the Principal and Interest Account, on the next succeeding Determination Date relating to a Payment Date, in the manner and at the price specified in Section 2.05(b), or by substituting, or causing the applicable Transferor to substitute, one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date. Any such substitution shall be accompanied by payment by the Representative or applicable Transferor of the Substitution Adjustment, if any, to be deposited in the Principal and Interest Account.

                  As to any Deleted Mortgage Loan for which a Transferor substitutes a Qualified Substitute Mortgage Loan or Loans, the Representative shall effect such substitution by delivering to the applicable Transferee a certification in the form attached to the Custodial Agreement as Exhibit B, and delivering to the applicable Transferee the documents constituting the Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

                  The Servicer is required to deposit in the Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution; provided, however, that any amounts received after the date of substitution in respect of interest accrued on or prior to the date of substitution on such Qualified Substitute Mortgage Loan will constitute the property of the applicable Transferor. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Representative on behalf of the applicable Transferor. The applicable Transferee will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Representative on behalf of the Transferors shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Representative shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the

Representative and the Transferors shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set fort in Sections
3.01 and 3.02. On the date of such substitution, the Representative will remit to the applicable Transferee an amount equal to the Substitution Adjustment, if any.

                  It is understood and agreed that the obligations of the Representative or any Transferor set forth in Sections 2.05 and 3.03 to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections
2.05 and 3.03 constitute the sole remedies of the Transferees respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Representative or any Transferor relating to or arising out of a defect in a Mortgage File as contemplated by Section 2.05 or the breach of any representations and warranties made in Sections 3.01 or 3.02 shall arise as to any Mortgage Loan upon the occurrence of not less than all of the following events: (i) discovery of such defect or breach by the Certificate Insurer or any party and notice thereof to the Representative or notice thereof by the Representative to the Transferees,
(ii) failure by the Representative to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Representative by the Certificate Insurer or any Transferee for all amounts payable in respect of such Mortgage Loan. The party delivering such notice shall also deliver a copy thereof to the Certificate Insurer.


                                   ARTICLE IV

                                   CONDITIONS

                  SECTION 4.01      Conditions to Obligation of the Transferees.

                  The obligation of the Transferees to purchase the Mortgage Loans is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Representative and the Transferors hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Representative and the Transferors shall have performed all obligations to be performed by them hereunder on or prior to the Closing Date.

                  (b) Documents to be Delivered By the Representative and the Transferors at the Closing.

                  (i) Final Mortgage Loan Schedule specifying the Mortgage Loans to be Transferred hereunder, one copy to be attached to each counterpart to the Pooling and Servicing Agreement as the Mortgage Loan Schedule thereto;

                  (ii) Officer's Certificate dated as of the Closing Date with respect to the Representative and each Transferor, and attached thereto the resolutions of the Representative or such Transferor, as the case may be, authorizing the transactions contemplated by this Agreement and the other Basic Documents, together with copies of the charter and by-laws of the Representative or such Transferor, as the case may be;

                  (iii) Opinion of Counsel to the Representative dated as of the Closing Date in the form attached to the Underwriting Agreement and any Opinion of Counsel required to be delivered to any Rating Agency or the Certificate Insurer; and

                  (iv) Certificate or other evidence of merger or changes of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the applicable Transferor by merger or acquired or originated by the applicable Transferor while conducting business under a name other than its present name.

                  (c) Other Documents. At the Closing, the Representative and the Transferors shall provide such other documents as either Transferee may reasonably request.

                  (d) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement and the other Basic Documents shall be consummated on the Closing Date.

                  Section 4.02 Conditions To Obligation of the Representative and each Transferor.

                  The obligation of the Representative and the Transferors to transfer the Mortgage Loans to the Transferees is subject to the satisfaction of the condition that at the Closing Date, each Transferee shall deliver to its related Transferor or Transferors the amount of cash set forth on Exhibit A hereto, as provided in Section 2.01 and EQC shall accept a capital contribution from EquiCredit Corporation of America in an amount equal to the excess of the principal balance of the Mortgage Loans transferred by EquiCredit Corporation of America to EQC over the cash delivered by EQC to EquiCredit Corporation of America, as set forth on Exhibit A hereto.

                                   ARTICLE V

                                THE TRANSFERORS

                    SECTION 5.01     Third Party Servicers.

                    As of the Closing Date, the Representative and the Transferors have represented to the Transferees that the Mortgage Loans are serviced by the Servicer or the Transferors and are not subject to servicing agreements with third parties. It is understood and agreed between the Representative and the Transferors and the Transferees that the Mortgage Loans which are the subject of this Agreement are to be delivered free and clear of any servicing agreements with third party servicers. The Representative and the Transferor, without reimbursement from the Transferees, shall pay any fees or penalties required by any third party servicer for releasing the Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer of such servicing from any such third party servicer to the Transferees.

         Section 5.02     Enforceability; Merger or Consolidation of the
Transferors.

         (a) The Transferors will keep in full effect its respective existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents, the Pooling and Servicing Agreement, and any of the Mortgage Loans and to perform its duties under such agreements.

         (b) Any Person into which any Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Transferor shall be a party, or any Person succeeding to the business of any Transferor, shall be the successor of any Transferor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 5.03     Mandatory Delivery; Grant of Security Interest.

         The transfer and delivery on the Closing Date by each Transferor of its Mortgage Loans is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the applicable Transferee for the loss and damages incurred by such Transferee (including damages to prospective purchasers of the Certificates) in the event of such Transferor's failure to deliver the Mortgage Loans on or before the Closing Date. Each Transferor hereby grants to its applicable Transferee a lien on and continuing security interest in each Mortgage Loan and each document and instrument evidencing such Mortgage Loan to secure the performance by such Transferors of their obligations hereunder, and such Transferors agree that it holds each Mortgage Loan in custody for the Transferees subject to the Transferees' (i) right to reject any Mortgage Loan under the terms of this Agreement and (ii) obligation to deliver cash and other consideration as set forth in Section 2.01 for the Mortgage Loans. All rights and remedies of the Transferees under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently or successively.
                                   ARTICLE II

                              ADDITIONAL AGREEMENTS

         The Transferors agree with the Transferees as follows:

         Section 6.01     Conflicts With Pooling and Servicing Agreement.

         To the extent that any provision of Sections 6.02 through 6.04 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

                  Section 6.02  Protection of Title to Trust.

                  (a) The Transferors shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                  (i) maintain or preserve the transfer evidenced by this Agreement or carry out more effectively the purposes hereof; or

                  (ii) preserve and defend the Transferees' title to the Mortgage Loans and the rights of the Transferees in such assets against the claims of all persons and parties, and the Transferors hereby designate each Transferee, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Transferees pursuant to this Section 6.02.

                  Section 6.03  Other Liens or Interests.

                  Except for the conveyances hereunder and pursuant to this Agreement and the other Basic Documents, the Transferors shall not sell, pledge, assign or transfer the Mortgage Loans to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Transferors shall defend the right, title and interest of the Transferees in, to and under such Mortgage Loans against all claims of third parties claiming through or under the Transferors.

                  Section 6.04  Purchase Events.

                  The Transferors and the Representative acknowledge that the Transferees have assigned all of their right, title and interest in, to and under this Agreement, including the Transferees' right to cause the Representative or the Transferors to purchase the Mortgage Loans from the Transferees under certain circumstances, to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, and the Transferees have granted to the Trustee a security interest in and Lien on the Mortgage Loans and their right, title and interest in this Agreement. The Transferors and the Representative hereby covenant and agree with the Transferees for the benefit of the Transferees, the Trustee, the Certificateholders and the Certificate Insurer that the occurrence of a breach of any of the Representative's or the Transferor's representations and warranties contained in Section 3.02 hereof shall constitute events obligating the Transferor and the Representative, to the extent specified in Section 3.03 of the Pooling and Servicing Agreement, and without further notice from the Transferees hereunder, to purchase an Mortgage Loan from the Trustee (a "Purchase Event"). It is understood and agreed that the obligation of the Representative or the Transferors to purchase any Mortgage Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Transferors and the Representative for such breach available to the Trustee, the Certificateholders or the Certificate Insurer.

                  Section 6.05  Indemnification.

                  The Transferors shall indemnify the Transferees against any loss or liability as a result of the failure of an Mortgage Loan to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Transferors may otherwise have.

                  Section 6.06  Trust.

                  The Transferors acknowledge that the Transferees shall, pursuant to the Pooling and Servicing Agreement, transfer the Mortgage Loans to the Trustee (for the benefit of the Certificateholders), and the Transferees assign their rights hereunder to the Trustee (for the benefit of the Certificateholders) as set forth in the Pooling and Servicing Agreement.


                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

                  Section 7.01  Amendment.

                  This Agreement may be amended from time to time (upon prior notice to each of the Rating Agencies and with the prior written consent of the Certificate Insurer) by a written amendment duly executed and delivered by the Transferors, the Representative and the Transferees, provided, however, that any such amendment that materially adversely affects the rights of the Certificateholders under the Pooling and Servicing Agreement must be consented to by a Majority in Voting Interest of the Certificates.

                  Section 7.02  Waivers.

                  No failure or delay on the part of the Transferees in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  Section 7.03  Costs and Expenses.

                  The Transferors agree to pay all reasonable out-of-pocket costs and expenses of the Transferees, including fees and expenses of counsel, in connection with the perfection as against third parties of the Transferees' right, title and interest in, to and under the Mortgage Loans and the enforcement of any obligation of the Transferors or the Representative hereunder.

                  Section 7.04  Survival.

                  The representations, warranties and covenants of the Transferors and the Representative set forth in Sections 3.01 and 3.02 and
Article V of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.07 and the transfers contemplated by Sections 6.04 and 6.06.

                  Section 7.05  Confidential Information.

                  The Transferees agree that it shall neither use nor disclose to any person the names and addresses of the Mortgagors, except in connection with the enforcement of the Transferees' rights (i) hereunder, (ii) under the Mortgage Loans, (iii) under the Basic Documents or (iv) as required by law.

                  Section 7.06  Severability Clause.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.


                  Section 7.07  Headings and Cross-References.

                  The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  Section 7.08  Recordation of Agreement.

                  To the extent permitted by applicable law, the Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferors at the Transferors' expense on direction of the Transferees accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Transferees.


                  SECTION 7.09  GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

                  Section 7.10  Notices.

                  All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail with return receipt requested, and shall be deemed to have been duly given upon receipt at the appropriate address set forth in the Pooling and Servicing Agreement.


                  Section 7.11  Counterparts.

                  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 7.12  The Certificate Insurer.

                  Any right conferred to the Certificate Insurer hereunder shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Insurance Policy. At such time as the Certificates are no longer outstanding under the Pooling and Servicing Agreement, and no amounts owed to the Certificate Insurer under any Basic Document remain unpaid, the Certificate Insurer's rights hereunder shall terminate. The Certificate Insurer is an intended third-party beneficiary of this Agreement.

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                      TRANSFERORS:


                                      EquiCredit Corporation
                                          of America ("ECA")
                                      EquiCredit Corporation/Ala. & Miss.
                                      California/EquiCredit Corporation
                                      EquiCredit Corporation of In.
                                      EquiCredit Corporation of Pa.
                                      EquiCredit Corporation of SC



                                      By:
                                         --------------------------------
                                          Name:
                                          Title:

                                      TRANSFEREES:


                                      EQCC Receivables Corporation



                                      By:
                                         --------------------------------
                                          Name:
                                          Title:


                                      EQCC Asset Backed Corporation



                                      By:
                                         --------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                AMOUNTS TRANSFERRED BY TRANSFEREES TO TRANSFERORS

                          EQCC RECEIVABLES CORPORATION
                      HAS TRANSFERRED THE FOLLOWING AMOUNT:

              $____________ to [EquiCredit Corporation of America]

                          EQCC ASSET BACKED CORPORATION
                    HAS TRANSFERRED THE FOLLOWING AMOUNTS:

                    a) $_______________ to [EquiCredit Corporation of Pa.]
                    b) $_______________ to [EquiCredit Corporation of SC]
                    c) $_______________ to [EquiCredit Corporation/Ala. & Miss.]
                    d) $_______________ to [California/EquiCredit Corporation]
                    e) $_______________ to [EquiCredit Corporation of In.]

                                                                     EXHIBIT B-1

                          MORTGAGE LOANS TRANSFERRED BY
                        EQUICREDIT CORPORATION OF AMERICA



                                      B-1-1

                                                                     EXHIBIT B-2

                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF PA

                                      B-2-1

                                                                     EXHIBIT B-3

                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF SC

                                      B-3-1

                                                                     EXHIBIT B-4

                          MORTGAGE LOANS TRANSFERRED BY
                       EQUICREDIT CORPORATION/ALA. & MISS.

                                      B-4-1

                                                                     EXHIBIT B-5

                          MORTGAGE LOANS TRANSFERRED BY
                        CALIFORNIA/EQUICREDIT CORPORATION

                                      B-5-1

                                                                     EXHIBIT B-6

                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF IN

                                      B-6-1

                                                                     EXHIBIT C-1

                           FORM OF TRANSFEREE RECEIPT

                                                          _____________ __, 19__

EquiCredit Corporation of America
EquiCredit Corporation/Ala. & Miss.
California/EquiCredit Corporation
EquiCredit Corporation of In.
EquiCredit Corporation of Pa.
EquiCredit Corporation of SC


        Re: Transfer Agreement (the "Transfer Agreement"), EQCC Home Equity Loan Asset Backed Certificates, Series 1998-4, Class A-1A, Class A-1F, Class X and Class R dated as of December 1, 1998 among the Transferors and the Transferees listed therein

Gentlemen:

                  In accordance with Section 2.05 of the Transfer Agreement, the undersigned hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received, with respect to each Mortgage Loan, the documents specified in Sections 2.04(a), (b), (c), (g) and (h) of the Transfer Agreement, as applicable, a Mortgage, or a certified copy thereof, Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each Mortgage Loan listed in the Transfer Agreement and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

                                      C-1-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Transfer Agreement.


                                             EQCC ASSET BACKED CORPORATION



                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                             EQCC RECEIVABLES CORPORATION



                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                      C-1-2